As filed with the Securities and Exchange              Registration No. 33-76018
Commission on April 14, 1998                           Registration No. 811-4536

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM S-6
                       POST-EFFECTIVE AMENDMENT NO. 10 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
--------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686
--------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

      [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet

    Form N-8B-2
    -----------
     Item No.        Part I Prospectus
     --------        -----------------

         1           Cover Page; The Separate Account; The Company

         2           Cover Page; The Separate Account; The Company

         3           Not Applicable

         4           Cover Page; Additional Information - Distribution of the
                     Policies

         5           Cover Page; The Separate Account; The Company

         6           The Separate Account; The Company

         7           Not Applicable

         8           Financial Statements

         9           Additional Information - Legal Matters

        10 Charges and Fees; Policy Choices; Policy Values; Policy Rights; Additional Information - Right to Instruct Voting of Fund Shares

        11           Allocation of Premiums; Policy Choices

        12           Cover Page; Allocation of Premiums - The Funds

        13 Charges and Fees; Additional Information - Distribution of the Policies

        14           Policy Summary; Miscellaneous Policy Provisions

        15 Policy Summary; Allocation of Premiums; Policy Choices - Premium Payments; Policy Values

        16           Policy Summary; Allocation of Premiums - The Funds; Policy
                     Values

        17           Policy Rights

        18 Policy Choices; Policy Rights - Policy Loans: Preferred and Nonpreferred

    Form N-8B-2
    -----------
     Item No.        Part I Prospectus
     --------        -----------------

        19 Additional Information - Reports to Policy Owners; Records and Accounts

        20           Not Applicable

        21           Policy Rights - Policy Loans:  Preferred and Nonpreferred

        22           Not Applicable

        23           Directors and Officers

        24           Not Applicable

        25           The Separate Account; The Company

        26           Charges and Fees

        27           The Company

        28           Directors and Officers

        29           The Company

        30           Not Applicable

        31           Not Applicable

        32           Not Applicable

        33           Not Applicable

        34           Not Applicable

        35           Additional Information - The Registration Statement

        36           Not Applicable

        37           Not Applicable

        38           Additional Information - Distribution of the Policies

        39           See Item 25

        40           See Item 26

    Form N-8B-2
     Item No.        Part I Prospectus
     --------        -----------------

        41           See Item 27

        42           See Item 28

        43           Financial Statements

        44           Policy Values; Financial Statements

        45           Not Applicable

        46           The Separate Account; Policy Values

        47           The Separate Account; Policy Choices; Policy Values

        48           Not Applicable

        49           Not Applicable

        50           The Separate Account

        51           Cover Page; Policy Choices, and as amended

        52 The Separate Accounts; Charges and Fees - Fund Additions, Deletions or Substitutions

        53           Tax Matters

        54           Not Applicable

        55 Illustrations of Death Benefit, Total Account Values and Cash Surrender Values

        56           Not Applicable

        57           Not Applicable

        58           Not Applicable

        59           Financial Statements

Variable Life Account B


Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156
(800) 334-7586
Prospectus Dated May 1, 1998
The Flexible Premium Variable Life Insurance Policy


The policies offered in connection with this Prospectus are AetnaVest Plus, a variable universal life insurance policy ("Policy") offered by Aetna Life Insurance and Annuity Company (the "Company"). This Policy is intended to provide life insurance benefits, and is designed to allow flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Your policy's cash value may vary with the investment performance of the underlying funding options you choose. Although policy values may vary, the Policy can be guaranteed to stay in force through the Guaranteed Death Benefit Provision. Policy cash value may be used to continue your policy in force, may be borrowed within certain limits, and may be fully or partially surrendered (subject to a surrender charge).

You may also choose to select one of the annuity settlement options upon Maturity of the Policy, or, prior to Maturity of the Policy, you may apply the value of your Policy (minus any applicable surrender charges and the amount necessary to repay any loans in full), to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid (a) the value of the Death Benefit Option in one lump sum, or (b) under one of the annuity settlement options.

The Policy has a Free-Look Period during which you may return it to the Company's Home Office for a refund. The refund may be more or less than the premiums paid. (See "Right to Examine the Policy.")

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with an AetnaVest Plus Policy.

This Prospectus is intended to describe the variable options used to fund this Policy through Variable Life Account B (the "Separate Account"). The variable funding options currently available through the Separate Account are as follows:


[bullet] Aetna Ascent VP (formerly Aetna       [bullet] Aetna Variable Encore Fund d/b/a
         Ascent Variable Portfolio)                     Aetna Money Market VP
[bullet] Aetna Balanced VP, Inc. (formerly     [bullet] Fidelity VIP Equity-Income
         Aetna Investment Advisers                      Portfolio
         Fund, Inc.)                           [bullet] Fidelity VIP II Contrafund
[bullet] Aetna Income Shares d/b/a Aetna                Portfolio
         Bond VP                               [bullet] Janus Aspen Aggressive Growth
[bullet] Aetna Crossroads VP (formerly Aetna            Portfolio
         Crossroads Variable Portfolio)        [bullet] Janus Aspen Balanced Portfolio
[bullet] Aetna Variable Fund d/b/a Aetna       [bullet] Janus Aspen Growth Portfolio
         Growth and Income VP                  [bullet] Janus Aspen Worldwide Growth
[bullet] Aetna Index Plus Large Cap VP                  Portfolio
         (formerly Aetna Variable Index        [bullet] Oppenheimer Global Securities
         Plus Portfolio.)                               Fund
[bullet] Aetna Legacy VP (formerly Aetna       [bullet] Oppenheimer Strategic Bond Fund
         Legacy Variable Portfolio)            [bullet] Portfolio Partners MFS Emerging
                                                        Equities Portfolio
                                               [bullet] Portfolio Partners MFS Research
                                                        Growth Portfolio


                                                                               i

[bullet] Portfolio Partners MFS          [bullet] Portfolio Partners T. Rowe
         Value Equity Portfolio                   Price Growth Equity Portfolio
[bullet] Portfolio Partners Scudder
         International Growth Portfolio


Unless specifically mentioned, this Prospectus only describes the variable investment options (collectively, the "Funds"). Not all Funds may be available under all Policies or in all jurisdictions. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling (800) 334-7586.

Please read this Prospectus carefully and retain it for future reference.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Definitions .............................................................   v
Policy Summary ..........................................................   1
The Separate Account ....................................................   1
Allocation of Premiums ..................................................   2
 The Funds ..............................................................   2
 Mixed and Shared Funding ...............................................   5
 Fixed Account ..........................................................   5
Charges and Fees ........................................................   6
 Premium Load ...........................................................   6
 Charges and Fees Assessed Against the Total Account Value ..............   6
 Charges and Fees Associated with the Variable Funding Options ..........   6
 Charges Assessed Against the Underlying Funds ..........................   7
 Surrender Charge .......................................................   8
 Surrender Charges on Full and Partial Surrenders .......................   9
Policy Choices ..........................................................   9
 Death Benefit ..........................................................   9
 Guaranteed Death Benefit Provision .....................................   9
 Premium Payments .......................................................  10
 Transfers and Allocations to the Funding Options .......................  11
 Telephone Transfers ....................................................  12
 Automated Transfers (Dollar Cost Averaging) ............................  12
Policy Values ...........................................................  13
 Total Account Value ....................................................  13
 Accumulation Unit Value ................................................  13
 Maturity Value .........................................................  14
 Cash Surrender Value ...................................................  14
Policy Rights ...........................................................  14
 Partial Surrenders .....................................................  14
 No-Lapse Coverage Provision ............................................  14
 Reinstatement of a Lapsed Policy .......................................  15
 Policy Loans: Preferred and Nonpreferred ...............................  15
 Policy Changes .........................................................  16
 Right to Examine the Policy ............................................  17
Death Benefit ...........................................................  17
Policy Settlement .......................................................  18
 Settlement Options .....................................................  18
 Calculation of Settlement Payments .....................................  19
Special Plans ...........................................................  20
The Company .............................................................  21
Directors and Officers ..................................................  22
Additional Information ..................................................  24
 Reports to Policy Owners ...............................................  24
 Right to Instruct Voting of Fund Shares ................................  24
 Disregard of Voting Instructions .......................................  24
 State Regulation .......................................................  25
 Legal Matters ..........................................................  25
 The Registration Statement .............................................  25
 Distribution of the Policies ...........................................  25
 Records and Accounts ...................................................  26

 Independent Auditors .................................................... 26
 Year 2000 ............................................................... 26
Tax Matters .............................................................. 27
 General ................................................................. 27
 Federal Tax Status of the Company ....................................... 27
 Life Insurance Qualification ............................................ 27
 General Rules ........................................................... 28
 Modified Endowment Contracts ............................................ 28
 Diversification Standards ............................................... 29
 Investor Control ........................................................ 29
 Other Tax Considerations ................................................ 30
 Withholding ............................................................. 30
Miscellaneous Policy Provisions .......................................... 31
 The Policy .............................................................. 31
 Payment of Benefits ..................................................... 31
 Age and Sex ............................................................. 31
 Incontestability ........................................................ 31
 Suicide ................................................................. 31
 Coverage Beyond Maturity ................................................ 31
 Protection of Proceeds .................................................. 32
 Nonparticipation ........................................................ 32
Illustrations of Death Benefit, Total Account Values and Cash Surrender
 Values .................................................................. 32
Financial Statements of the Separate Account ............................. S-1
Financial Statements of the Company ...................................... F-1

Definitions

Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Policy before election of a Settlement Option.


Additional Premiums: Any premium paid in addition to Planned Premiums.


Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0036748, minus the Total Account Value.


Annuitant: A person who receives annuity payments.


Annuity: A series of payments for life or for a definite period.


Attained Age: The Issue Age of the insured increased by the number of Policy Years elapsed.


Basic Premium: The amount of premium which must be paid to assure that the Policy remains in force for at least five years after issue, assuming there have been no loans or surrenders.


Cash Surrender Value: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Total Account Value minus the applicable surrender charge and the amount necessary to repay any loans in full.


Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.


Death Benefit: The amount payable to the beneficiary in accordance with the Death Benefit Option elected, upon the death of the Insured, after deduction of the amount necessary to repay any loans in full, and overdue deductions.


Death Benefit Option: Either of two methods for determining the Death Benefit.


Fixed Account: The fixed interest option offered under the Policy that guarantees principal and a minimum interest rate of 4.5% per year.


Fixed Account Value: The non-loaned portion of this Policy's Total Account Value attributable to the non-variable portion of the Policy. The Fixed Account Value is held in the General Account.


Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.


General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held, i.e., the Loan Account Value, and the Fixed Account Value.

Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Cash Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.


Guaranteed Death Benefit Premium: A specified premium that, if paid, will keep the Policy in force to attained age 80 or 100, even if the cash value is insufficient to cover current monthly deductions.


Home Office: The Company's principal executive offices, located at 151 Farmington Avenue, Hartford, Connecticut 06156.


Insured: The person on whose life the Policy is issued.


Issue Age: The Insured's age on his/her birthday on or prior to the Policy's Issue Date.


Issue Date: The effective date of initial coverage. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage Change shown in Supplemental Policy Specifications which will be sent to you. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application.


Loan Account Value: The sum of all unpaid loans (Preferred and Nonpreferred). The amount necessary to repay all loans in full is the Loan Account Value plus any interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.


Maturity Date: The Issue Date anniversary on which the Insured reaches Attained Age 100 and the Policy is considered matured.


Maturity Value: The Total Account Value on the Maturity Date, less the amount necessary to repay any loans in full if the Guaranteed Death Benefit Provision is not in effect. Otherwise, the greater of the Total Account Value and the Specified Amount on the Maturity Date, less the amount necessary to repay any loans in full.


Monthly Deduction: The Monthly Deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge.


Monthly Deduction Day: The day that the Monthly Deduction is actually taken.


Net Premium: The premium paid, less the premium load.


Nonpreferred Loan: Loans taken in the first ten Policy Years, and beginning in the eleventh Policy Year, loans taken in excess of the Preferred Loan Amount.


Planned Premium: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

Policy: The life insurance contract described in this Prospectus, under which flexible premium payments are permitted and the Death Benefit and contract values may vary with the investment performance of the funding option(s) selected.


Policy Owner: The owner of the Policy, referred to as "you."



Policy Year/Policy Anniversary: The first Policy Year is the 12 month period beginning on the Issue Date of the Policy. Your Policy Anniversary is the Policy Issue Date plus 1 year, 2 years, etc.



Preferred Loan Amount: A portion of the maximum loan amount available beginning in the eleventh Policy Year, for a loan, at no net cost to the Policy Owner. The preferred loan is the amount taken.


Separate Account: Variable Life Account B (and Variable Annuity Account B when referring to a Settlement Option).


Separate Account Value: The portion of the Total Account Value attributable to Variable Life Account B.


Settlement Option(s): Several ways in which a beneficiary may receive Annuity payments due from a Death Benefit, or which the Insured may choose to receive Annuity payments from the Cash Surrender Value of the Policy.


Settlement Option Units: A measure of the net investment results of the investment options used to calculate the amount of the Settlement Option payments.


Specified Amount: The amount (at least $100,000), originally chosen by the Policy Owner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this Prospectus.


Surrender Charge: The amount retained by the Company, upon the full or partial surrender of the Policy.


Total Account Value: The sum of the Fixed Account Value, Separate Account Value and the Loan Account Value.


Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right, if available, under Settlement Option 2 when elected on a variable basis.


Variable Life Account B: A Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust.

Policy Summary

This is a flexible premium variable universal life insurance policy. This Policy provides that cash values may be either fixed or variable or a combination of fixed and variable.

At the time of purchase, you must choose between the two Death Benefit Options and decide if you want the Guaranteed Death Benefit Provision. The amount payable under either option will be determined as of the date of the Insured's death. Under Option 1, the Death Benefit will be the greater of the Specified Amount, or the applicable percentage of the Total Account Value. Under Option 2, the Death Benefit will be the greater of the Specified Amount plus the Total Account Value, or the applicable percentage of the Total Account Value. (See "Death Benefit.")

The Policy also offers a Guaranteed Death Benefit Provision (not available in New York) which ensures that the Policy will stay in force even if the cash value is insufficient to cover the current monthly deductions due to fund performance. Sufficient premiums must be paid in order to maintain a Guaranteed Death Benefit to Age 80 or 100. (See "Guaranteed Death Benefit Provision.")

At the time of purchase, you must also choose the amount of premium you intend to pay. You may vary premium payments to some extent and still keep your Policy in force. However, sufficient premiums must be paid to continue the Policy in force. Premium reminder notices will be sent for planned premiums and for premiums required to continue this Policy in force. If this Policy lapses it may be reinstated. (See "Reinstatement of a Lapsed Policy.")

Finally, you must choose how to allocate Net Premiums. Net Premiums allocated to the Separate Account must be allocated to one or more Funds, and allocations must be in whole percentages. The variable portion of this Policy is supported by the Funds you choose. The cash value in each Fund is not guaranteed and will vary with the investment performance of that Fund.

If the Fixed Account is selected, the Fixed Account Value will accumulate at rates of interest we determine. Such rates will not be less than 4.5% a year.

Proceeds as described in this Policy will be paid upon surrender, maturity, or death of the Insured.


The Separate Account

The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described briefly in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this Prospectus.

Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut Insurance Law, the income, gains or losses of the

Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.


Allocation of Premiums

You may allocate all or a part of your Net Premiums to the Funds currently available through the Separate Account in connection with this Policy or to the Fixed Account (part of the Company's General Account). Not all Funds are available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and in compliance with regulatory requirements. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

The investment results of the Funds, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the Investment Company Act of 1940.

The Funds


Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.) seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return consistent with preservation of capital and liquidity through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance. (1)

Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index.(1)

Fidelity Investments Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the fund also considers the potential for capital appreciation.(2)

Fidelity Investments Variable Insurance Products Fund II--Contrafund Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(2)

Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(3)

Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(3)

Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.(3)

Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibiities but which may be considered to be speculative.(4)

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(5)(a)

Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation. (5)(a)

Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(5)(b)

Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies. (5)(c)

   Investment Advisers for each of the Funds:

   (1) Aeltus Investment Management, Inc.

   (2) Fidelity Management & Research Company

   (3) Janus Capital Corporation

   (4) OppenheimerFunds, Inc.

   (5) Aetna Life Insurance and Annuity Company (Adviser);
      (a) Massachusetts Financial Services Company ("MFS")(Subadviser)
      (b) Scudder Kemper Investments, Inc. (Subadviser)
      (c) T. Rowe Price Associates, Inc. (Subadviser)


     Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds. More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus.

Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Fixed Account

Interests in the Fixed Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this Prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The Fixed Account is a fixed funding option available under the Policy. The Company guarantees a minimum interest rate on amounts in the Fixed Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the Fixed Account Value.

The Fixed Account is secured by the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the Fixed Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such Fixed Account assets will be allocated by the Company between itself and those policies participating in the Fixed Account.

Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Charges & Fees

Premium Load

A deduction, currently 3.5% of each premium payment (guaranteed to be no higher than 6%), will be made to cover the premium load. This load represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities.

Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance depends on the Attained Age, risk class of the Insured, the Specified Amount of the Policy and in all states except Massachusetts and Montana, sex of the Insured.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will be charged as of the Issue Date, even if the Issue Date is earlier than the date the application is signed (see "Premium Payments"). If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

The Monthly Deduction also includes a monthly administrative expense charge of $20 during the first Policy Year and $7 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.

The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values. The Monthly Deduction is made as of the same day each month, beginning with the Issue Date.

Charges and Fees Associated with the Variable Funding Options

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risk assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the Separate Account. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.


Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1997 unless otherwise indicated:


                                                                     Investment
                                                                  Advisory Fees(1)     Other Expenses     Total Fund
                                                                   (after expense      (after expense       Annual
                                                                   reimbursement)      reimbursement)      Expenses
                                                                 ------------------   ----------------   -----------
Aetna Ascent VP(2)(3)                                                    0.57%               0.23%           0.80%
Aetna Balanced VP, Inc.(3)                                               0.50%               0.10%           0.60%
Aetna Bond VP(3)                                                         0.40%               0.10%           0.50%
Aetna Crossroads VP(2)(3)                                                0.55%               0.25%           0.80%
Aetna Growth and Income VP(3)                                            0.50%               0.09%           0.59%
Aetna Index Plus Large Cap VP(2)(3)                                      0.32%               0.23%           0.55%
Aetna Legacy VP(2)(3)                                                    0.49%               0.31%           0.80%
Aetna Money Market VP(3)                                                 0.25%               0.10%           0.35%
Fidelity VIP Equity-Income Portfolio(4)                                  0.50%               0.08%           0.58%
Fidelity VIP II Contrafund Portfolio(4)                                  0.60%               0.11%           0.71%
Janus Aspen Aggressive Growth Portfolio(5)                               0.73%               0.03%           0.76%
Janus Aspen Balanced Portfolio(5)                                        0.76%               0.07%           0.83%
Janus Aspen Growth Portfolio(5)                                          0.65%               0.05%           0.70%
Janus Aspen Worldwide Growth Portfolio(5)                                0.66%               0.08%           0.74%
Oppenheimer Global Securities Fund                                       0.70%               0.06%           0.76%
Oppenheimer Strategic Bond Fund                                          0.75%               0.08%           0.83%
Portfolio Partners MFS Emerging Equities
 Portfolio(6)(7)                                                         0.68%               0.13%           0.81%
Portfolio Partners MFS Research Growth Portfolio(6)(7)                   0.70%               0.15%           0.85%
Portfolio Partners MFS Value Equity Portfolio(6)                         0.65%               0.25%           0.90%
Portfolio Partners Scudder International Growth
 Portfolio(6)                                                            0.80%               0.20%           1.00%
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio(6)                                                            0.60%               0.15%           0.75%

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.
(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.
    Without these fee waiver/expense reimbursement arrangements, Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.35% and 0.58% for Index Plus Large Cap VP and 0.60% and 0.91% for Legacy VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.
(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio; and 0.68% for Contrafund Portfolio.
(5) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78% for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.
(6) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fees at any time prior to May 1, 1999.
(7) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


For further details on each Fund's expenses, please refer to that Fund's prospectus.

Surrender Charge

If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Basic Premium. (Any surrenders may result in tax implications, see "Tax Matters.")

The initial Surrender Charge, as specified in your Policy, is based on the Specified Amount. It also depends on the Insured's age, risk class and in most states, sex of the Insured (except for group arrangements described under "Special Plans"). Once determined, the Surrender Charge will remain the same for five years following the Issue Date. Thereafter, it declines monthly so that beginning sixteen years after the Issue Date (assuming no increases in the Specified Amount) the Surrender Charge will be zero.

If you increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age, risk class, and in most states, sex of the Insured. The Surrender Charge applicable to the increase will be 70% of the Surrender Charge on a new policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional Surrender Charge will also remain constant for five years from the start of the Policy Year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

If you decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the

Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders

Full Surrender: All applicable Surrender Charges are imposed.

Partial Surrender: A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the Total Account Value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the Insured's age, risk class and in most states, sex of the Insured.

Policy Choices

When you buy a Policy, you make four important choices:
1) Which one of the two Death Benefit Options you would like;

2) Whether you want the Guaranteed Death Benefit Provision, and to what age;

3) The amount of premium you intend to pay; and

4) The way your premiums will be allocated to the Funds and/or the Fixed
Account.

Each of these choices is described in detail below.

Death Benefit

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death.

Under Option 1, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), plus the Total Account Value, or the applicable percentage (described above) of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under both Option 1 and Option 2, the Death Benefit may be affected by partial surrenders. The Death Benefit for both options will be reduced by the amount necessary to repay any loans in full. Guaranteed Death Benefit Provision The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Death Benefit Premium test, as described below, is met the Policy will stay in force even if the cash value is insufficient to cover the current Monthly Deductions.

The Guaranteed Death Benefit Provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The Guaranteed Death Benefit Provision is available to age 80 or to age 100.

We will test annually to determine if the cumulative (or sum of all) premiums paid to date are sufficient to support the Guaranteed Death Benefit Provision. In order for the Guaranteed Death Benefit Provision to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Issue Date.


However, if these premiums are deficient, the Policy Owner will be notified and given two months (61 days in New Jersey) to pay the amount deficient. If the Guaranteed Death Benefit Provision to age 100 had been in place, and the amount deficient is not received within the two-month period: (1) the Guaranteed Death Benefit Provision to age 80 will be substituted, but only if the cumulative premium test is satisfied based on the Guaranteed Death Benefit Premium to age 80; and (2) the Guaranteed Death Benefit Provision to age 100 will terminate. If the Guaranteed Death Benefit Provision to age 80 had been in place and the amount deficient is not received within the two-month period (61 days in New Jersey), the Guaranteed Death Benefit Provision will terminate.


If a Guaranteed Death Benefit Provision is terminated it may not be reinstated.


Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit Provision test has been met.

Premium Payments

During the first five Policy Years, payment of the Basic Premium assures that the Policy will remain in force, as long as there are no surrenders or loans taken during that time. The Basic Premium is stated in the Policy. If Basic Premiums are not paid, or there are surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Cash Surrender Value is less than the next Monthly Deduction.

Basic Premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the Basic Premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.

After the first five Policy Years, your Policy will not lapse as long as the Policy's Cash Surrender Value is sufficient to cover the next Monthly Deduction.

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Basic Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. Not paying your Planned Premiums can, however, cause the Guaranteed Death Benefit Provision to terminate. (See "Guaranteed Death Benefit Provision.")

You may increase your Planned Premium at any time by submitting a written notice to us or by paying Additional Premiums, except that:

[bullet] We may require evidence of insurability if the Additional Premium or the New Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options.

[bullet] In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

[bullet] If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided.

[bullet] After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the Accumulation Unit value as of the next Valuation Period after each payment is received in the Home Office.

[bullet] You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Issue Date and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your net premium is actually deposited in the Separate Account.
(See "Policy Values--Total Account Value.")

Transfers and Allocations to Funding Options

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or from Variable Life Account B to the Fixed Account. And, within the 45 days after each Policy anniversary, you may also transfer a portion of the Fixed Account Value to one or more Funds before the Maturity Date. This type of transfer is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received in good order at the Company's Home Office. The amount of such transfer cannot exceed the greater of (a) 25% of the Fixed Account Value, or (b) $500. If the Fixed Account Value is less than or equal to $500, you may transfer all or a portion of the Fixed Account Value. We may increase this limit from time to time.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined for the Valuation Period in which a written request is received by us at our Home Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.

Telephone Transfers

You may request a transfer of Account Values either in writing or by telephone. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the Policyowner and returned to the Company at its Home Office. Once the form is processed, the Policyowner may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.

Transfer instructions are currently accepted for each Valuation Period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and You will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which We reasonably believe to be genuine will be Your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the Policyowner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

Automated Transfers (Dollar Cost Averaging)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of Fund Account Values on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through Written Request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Before participating in the Dollar Cost Averaging program, You should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, You should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging program.

Policy Values

Total Account Value

Once your Policy has been issued, each Net Premium allocated to a variable funding option of the Separate Account is credited in the form of Accumulation Units of the funding option based on that funding option's Accumulation Unit value. Each Net Premium will be credited to your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received and accepted by us at our Home Office following the Issue Date of the Policy. The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit next computed after we receive the premium. Shares in the Funds are purchased by the Separate Account at the net asset value determined by the Fund for the Valuation Period in which the Net Premium is received by the Company. Since each Fund has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited to each funding option.

The Total Account Value of your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Fund by its appropriate current Accumulation Unit value; (b) if you have elected a combination of Funds, totaling the resulting values; and (c) adding any values attributable to the Fixed Account and any values attributable to the Loan Account Value.

The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value

The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows.

The net investment rate equals (a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus (b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by (d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus (e) a daily charge for mortality and expense risk, and administrative expenses. (See "Charges and Fees Associated with the Variable Funding Options.")

Maturity Value

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Cash Surrender Value

The Cash Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. All or part of the Cash Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")


Policy Rights

Partial Surrenders

A partial surrender may be made at any time after the first Policy Year.

The amount of a partial surrender may not exceed the Cash Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Home Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the SEC may require. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your Total Account Value is attributable to more than one funding option, the Surrender Charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

No-Lapse Coverage Provision
This Policy will not terminate during the five-year period after its Issue Date or the Issue Date of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds: 1) the sum of the Basic Premiums for each Policy month from the Issue Date, including the current month; plus 2) any partial surrenders; plus 3) any increase in Loan Account Value since the Policy's Issue Date or the Issue Date of any increase.

If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the Cash Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit Provision has been elected.

Reinstatement of a Lapsed Policy

A lapse occurs if your Monthly Deduction is greater than the Cash Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five Policy Years, or during the first five Policy Years if your Basic Premiums are not current.

You can apply for reinstatement within five years after the date of termination and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

If the Policy is reinstated within five years of this Policy's Issue Date or while the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit Provision will not be reinstated.

If the Policy is reinstated after the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.

If the Policy's Cash Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

Policy Loans: Preferred and Nonpreferred

Unless otherwise required by state law, the maximum loan amount is 90% of the Cash Surrender Value at the time of a loan.

Loans taken during the first ten Policy Years are considered nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:

1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

2) 5.5%.

Increases or decreases to the current interest rate will occur only when the new Policy Year's annual interest rate is greater or lower than the prior Policy Year's annual interest rate by at least 0.5%.

We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.

An amount equal to what you receive for a loan, together with any accrued but not paid interest, will be added to the Loan Account Value. We will credit interest on the Loan Account Value. The Loan Account Value for nonpreferred loans will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.

The Loan Account Value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

Policy Changes

You may make changes to your Policy, as described below, by submitting a written request to our Home Office in a form satisfactory to us.

Increases: Beginning in the second Policy Year, you may increase the Specified Amount of your Policy subject to the following conditions:

[bullet] Satisfactory evidence of insurability may be required.

[bullet] The Cash Surrender Value at the time of an increase must be at least three times the sum of (a) the most recent Monthly Deduction from the Total Account Value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate.

[bullet] An increase in the Specified Amount will increase the Surrender
         Charge.

[bullet] The Basic Monthly Premium will be increased when the Specified Amount is increased. The Policy will not terminate within five years of the Issue Date of the increase if the conditions of this provision and the No-Lapse Coverage Provision are met.

[bullet] Increases through the fifth year are limited to four times the initial
         Specified Amount.

[bullet] Increases in the Specified Amount will increase the Guaranteed Death
         Benefit Provision amount and will affect the Guaranteed Death Benefit Premium.

Decreases: Beginning in the sixth Policy Year decreases will be allowed, however:

[bullet] No decrease may reduce the Specified Amount to less than the minimum for this type of policy. (See Death Benefit.)

[bullet] Any decrease will cause a decrease in the Guaranteed Death Benefit
         Provision.

Death Benefit Option Change: A Death Benefit Option change will be allowed, subject to the following conditions:

[bullet] The change will take effect on the Monthly Deduction Day on or next following the date on which the Company receives your written request.


[bullet] There will be no change in the Surrender Charge, and evidence of insurability may be required.

[bullet] We will not allow a change in the Death Benefit Option if the Specified
         Amount will be reduced below the minimum Specified Amount.

[bullet] Changes from Option 1 to Option 2 are allowed beginning in the sixth
         Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.*

[bullet] Changes from Option 2 to Option 1 are allowed after the first Policy
         Year. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.*

*Changes in the Death Benefit Option also affect the Guaranteed Death Benefit Provision amount and the Guaranteed Death Benefit Premium.

Right to Examine the Policy

The Policy has a free-look period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Home Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.


Death Benefit

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options. (See "Settlement Options.")

Payment of the Death Benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.


Policy Settlement

     Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the following Settlement Options or any we make available (after any applicable Surrender Charges have been deducted).

     A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its filing at our Home Office. If no Settlement Option has been elected by the Policy Owner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

     The first variable Settlement Option payment will be as of the tenth Valuation Period following our receipt of the properly completed election form.

Settlement Options

Option 1 -- Payment of interest on the sum left with us;

Option 2 -- Payments for a stated number of years, at least three but no more than thirty;

Option 3 -- Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

Option 4 -- Payments during the joint lifetimes of two Annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

a) 100% of the payment to continue to the survivor;

b) 662/3% of the payment to continue to the survivor;

c) 50% of the payment to continue to the survivor;

d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

e) 100% of the payment to continue to the survivor if the survivor is the Annuitant, and 50% of the payment to continue to the survivor if the survivor is the Second Annuitant.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.

Under Option 1, the Annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another Settlement Option.

Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3% per year, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 3% is chosen; or

b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 5% is chosen.

Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under Option 1, the Annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

When an Annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the Annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the Annuitant's estate. If the Annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the Annuitant's estate.

If the Annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

Calculation of Settlement Payments

When you have chosen payment on a variable basis, the first payment is calculated as follows:

a) the portion of the proceeds applied to make payments on the variable basis; divided by

b) 1,000; times

c) the payment rate per $1000 of proceeds for the option chosen as shown in the policy. Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit value (described below), as of the tenth Valuation Period before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit value as of the tenth Valuation Period prior to the due date of the payment.

For any Valuation Period, the Fund(s) Settlement Option Unit value is equal to:


a) The Settlement Option Unit value for the previous Valuation Period; times

b) The Net Return Factor (as defined below) for the Valuation Period; times

c) A factor to reflect the Assumed Net Investment Rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.

The Net Return Factor equals:

1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a Valuation Period; minus

2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that Valuation Period; plus or minus

3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

4) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the Valuation Period; minus

5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.


Special Plans

Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.


The Company

Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Directors & Officers


Name and Address*         Position with Company        Business Experience During Past 5 Years
---------------------- ---------------------------   -------------------------------------------
Thomas J. McInerney    Director, President and       President (since September 1997), Aetna
                       Chairman, Executive           Life Insurance and Annuity Company;
                       Committee (Principal          President (since September 1997), Aetna
                       Executive Officer)            Insurance Company of America; Director
                                                     and President (since September 1997),
                                                     Aetna Retirement Holdings, Inc.; President
                                                     (since August 1997), Aetna Retirement
                                                     Services, Inc.; Executive Vice President
                                                     (since August 1997), Aetna Inc., Aetna
                                                     Services, Inc. and Aetna Life Insurance
                                                     Company; Vice President, Strategy (March
                                                     1997 - August 1997) Aetna Inc., Aetna
                                                     Services, Inc. and Aetna Life Insurance
                                                     Company, Vice President, Sales (December
                                                     1996 - March 1997) and Vice President
                                                     National Accounts (April 1996 - March
                                                     1997), Aetna US Healthcare Inc.; Vice
                                                     President, Strategy, Finance, &
                                                     Administration (July 1995 - April 1996),
                                                     Aetna Inc.; Vice President, Guaranteed
                                                     Products (November 1992 - July 1995),
                                                     Aetna Life Insurance Company.

Shaun P. Mathews       Director and Senior Vice      Senior Vice President, Product Management
                       President                     Management (since September 1997), Vice
                                                     President, Products Group (February 1996 -
                                                     September 1997), Senior Vice President,
                                                     Strategic Markets and Products (February
                                                     1993 - February 1996) and Senior Vice
                                                     President, Mutual Funds.

Catherine Hale Smith   Director, Chief Financial     Chief Financial Officer and Senior Vice
                       Officer and Senior Vice       President, Strategy and Finance (Since
                       President                     February 1998), Aetna Life Insurance and
                                                     Annuity Company; Chief Financial Officer
                                                     (since February 1998), Aetna Retirement
                                                     Services, Inc.; Vice President, Strategy,
                                                     Finance and Administration, Financial
                                                     Relations (September 1996 - February
                                                     1998), Aetna Inc.; Chief of Staff, Health/
                                                     Group Life, Strategy and Communication
                                                     (April 1993 - September 1996).

Name and Address*         Position with Company      Business Experience During Past 5 Years
---------------------- --------------------------   -------------------------------------------
Kirk P. Wickman        Vice President, General      Vice President, General Counsel and
                       Counsel and Corporate        Corporate Secretary (since November
                       Secretary                    1996), Aetna Life Insurance and Annuity
                                                    Company; Vice President and Counsel
                                                    (June 1992 - November 1996), Aetna Life
                                                    Insurance Company.

Deborah Koltenuk       Vice President and           Vice President and Treasurer, Corporate
                       Treasurer, Corporate         Controller (since July 1996), Aetna Life
                       Controller                   Insurance and Annuity Company; Vice
                                                    President and Treasurer, Corporate
                                                    Controller (since July 1996), Aetna
                                                    Retirement Holdings, Inc.; Vice President,
                                                    Investment Financial Reporting and
                                                    Securities Operations (April 1996 - July
                                                    1996), Aetna Life Insurance Company; Vice
                                                    President, Investment Planning and
                                                    Financial Reporting (October 1994 - April
                                                    1996), The Aetna Casualty and Surety
                                                    Company and The Standard Fire and Insurance
                                                    Company; Assistant Vice President, Finance
                                                    and Administration (June 1994 - October
                                                    1994), Aetna Life Insurance Company;
                                                    Controller (September 1993 - June 1994),
                                                    Aetna Information Technology; Assistant
                                                    Vice President (December 1990 - September
                                                    1993), Aetna Life and Casualty Company.



Frederick D. Kelsven   Vice President and Chief     Vice President, Chief Compliance
                       Compliance Officer           Officer (since February 1997), Aetna Life
                                                    Assignment Company; Vice President & Chief
                                                    Compliance Officer (since November 1996),
                                                    Aetna Investment Services, Inc.; Director
                                                    of Compliance (January 1985 - September
                                                    1996), Nationwide Life Insurance Company.


*The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Policy Owners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

1) A statement of changes in the Total Account Value and Cash Surrender Value since the prior report or since the Issue Date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

2) Cash Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

3) A projection of the Total Account Value, Loan Account Value and Cash Surrender Value as of the succeeding Policy Anniversary. If you have Policy values funded in either Separate Account you will receive such additional periodic reports as may be required by the SEC.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of votes each Policy Owner is entitled to direct with respect to a Fund will be determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the settlement option period, the number of votes is determined by dividing the Valuation Reserve attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy Owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B. Policy Owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a

Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the prospectus has been passed on by Counsel for the Company.

The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

The Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

Distribution of the Policies

The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("Distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance.


The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 55% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on Total Account Value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.


The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts

All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.

Independent Auditors

KPMG Peat Marwick LLP, City Place II, Hartford Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.


Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters

General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of the Separate Account form a part of the Company's total operations and are not taxed separately, although operations of the Separate Account are treated separately for accounting and financial statement purposes.


Both investment income and realized capital gains of the Separate Account (i.e., income, capital gains and dividends distributed to the Separate Account by the Funds) that are credited to policy reserves are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. The Company reserves the right, however, to make a deduction for such taxes should they be imposed with respect to such items in the future.


Life Insurance Qualification

Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.


Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years in connection with reductions in Death Benefits may be taxable in limited circumstances in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.


Loans received under the Policy will ordinarily be considered indebtedness of the Policy Owner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy Owner if the Policy is a Modified Endowment Contract.

Each Policy is subject to testing under the 7-pay test during the first seven Policy Years and at any time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.


If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments, will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.


A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policy Owner of a Modified Endowment Contract who is not an individual. The penalty tax will also apply where taxable Policy Loans are received by an individual who has not reached the age of 59. Taxable policy distributions made to an individual who has not reached the age of 59 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy Owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations

Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policy Owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the Policy Owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy Owner's trade or business.


Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rates.

Section 264(f) of the Code denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.


Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy Owner or beneficiary.


Withholding

Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

Misc. Policy Provisions

The Policy

The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy Owner.

Payment of Benefits

All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age and Sex

If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Issue Date. Our right to contest coverage is not affected by the Guaranteed Death Benefit Provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Issue Date, the only benefit paid will be the sum of:

a) premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account. If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

You may, by written request, in the 30 days before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total

Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero (this provision is not available in New York).

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")

Protection of Proceeds

To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.


Illustrations of Death Benefit, Total Account Values and Cash Surrender Values The tables on the following pages illustrate how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the Special Plans section of this Prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The Death Benefit, Total Account Values, and Cash Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Cash Surrender Values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each Policy Year. Tables III, IV, VII and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.

The amounts shown for Death Benefit, Cash Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.63%, 4.37%, and 10.37%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.03%, 3.97%, and 9.97%, respectively.

The investment advisory fees and other Fund expenses vary by Fund from 0.35% to 1.00%. A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 1% in the Aetna Ascent VP; 7% in Aetna Balanced VP, Inc.; 4% in Aetna Bond VP; 0% in the Aetna Crossroads VP; 52% in Aetna Growth and Income VP; 1% in the Aetna Index Plus Large Cap VP; 0% in the Aetna Legacy VP; 4% in Aetna Money Market VP; 2% in Fidelity VIP Fund II --Contrafund Portfolio; 4% in Fidelity VIP Fund--Equity-Income Portfolio; 3% in the Janus Aspen Aggressive Growth Fund; 2% in Janus Aspen Balanced Fund; 4% in Janus Aspen Growth Fund; 6% in Janus Aspen Worldwide Growth Fund; 0% in Oppenheimer Global Securities Fund; 0% in Oppenheimer Strategic Bond Fund; 4% in the Portfolio Partners, Inc.-MFS Emerging Equities Portfolio; 2% in the Portfolio Partners, Inc.-MFS Research Growth Portfolio; 0% in the Portfolio Partners, Inc.-MFS Value Equity Portfolio; 4% in the Portfolio Partners, Inc.-Scudder International Growth Portfolio; and 0% in the Portfolio Partners, Inc.-T. Rowe Price Growth Equity Portfolio.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Cash Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, sex of Insured (if necessary), and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AetnaVest Plus Policy

                                     Table I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
          $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000       4,333      4,652       4,972        661        980      1,300
 2                14,465    500,000    500,000    500,000       8,616      9,529      10,482      4,944      5,857      6,810
 3                22,244    500,000    500,000    500,000      12,687     14,474      16,417      9,015     10,802     12,745
 4                30,412    500,000    500,000    500,000      16,544     19,484      22,813     12,872     15,812     19,141
 5                38,989    500,000    500,000    500,000      20,173     24,546      29,703     16,501     20,874     26,031

 6                47,994    500,000    500,000    500,000      23,572     29,655      37,135     20,237     26,320     33,800
 7                57,450    500,000    500,000    500,000      26,712     34,784      45,136     23,744     31,816     42,168
 8                67,379    500,000    500,000    500,000      29,569     39,907      53,742     26,968     37,306     51,141
 9                77,803    500,000    500,000    500,000      32,122     45,000      62,999     29,888     42,766     60,765
10                88,750    500,000    500,000    500,000      34,337     50,026      72,945     32,470     48,159     71,078

15               152,258    500,000    500,000    500,000      39,456     73,139     135,414     39,425     73,108    135,383
20               233,313    500,000    500,000    500,000      30,711     88,529     228,407     30,711     88,529    228,407
25               336,762    500,000    500,000    500,000           0     84,468     376,269          0     84,468    376,269
30               468,793    500,000    500,000    674,775           0     35,221     630,631          0     35,221    630,631

20 (Age 65)      233,313    500,000    500,000    500,000      30,711     88,529     228,407     30,711     88,529    228,407


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000     500,000      1,894      2,063       2,234          0          0          0
 2                 8,782    500,000    500,000     500,000      3,777      4,238       4,722        105        566      1,050
 3                13,505    500,000    500,000     500,000      5,488      6,362       7,318      1,816      2,690      3,646
 4                18,465    500,000    500,000     500,000      7,020      8,424      10,024      3,348      4,752      6,352
 5                23,672    500,000    500,000     500,000      8,358     10,402      12,834      4,686      6,730      9,162

 6                29,139    500,000    500,000     500,000      9,496     12,284      15,750      6,161      8,949     12,415
 7                34,880    500,000    500,000     500,000     10,404     14,033      18,749      7,436     11,065     15,781
 8                40,908    500,000    500,000     500,000     11,052     15,610      21,808      8,451     13,009     19,207
 9                47,238    500,000    500,000     500,000     11,417     16,978      24,908      9,183     14,744     22,674
10                53,884    500,000    500,000     500,000     11,459     18,086      28,010      9,592     16,219     26,143

15                92,443    500,000    500,000     500,000      5,765     18,023      42,405      5,734     17,992     42,374
20               141,655          0    500,000     500,000          0      1,420      49,095          0      1,420     49,095
25               204,463          0          0     500,000          0          0      29,511          0          0     29,511
30               284,624          0          0           0          0          0           0          0          0          0

20 (Age 65)      141,655          0    500,000     500,000          0      1,420      49,095          0      1,420     49,095


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
          $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000       4,911      5,252       5,595      1,239      1,580      1,923
 2                14,465    500,000    500,000    500,000       9,825     10,822      11,861      6,153      7,150      8,189
 3                22,244    500,000    500,000    500,000      14,582     16,558      18,701     10,910     12,886     15,029
 4                30,412    500,000    500,000    500,000      19,159     22,442      26,150     15,487     18,770     22,478

 5                38,989    500,000    500,000    500,000      23,530     28,454      34,245     19,858     24,782     30,573
 6                47,994    500,000    500,000    500,000      27,672     34,574      43,031     24,337     31,239     39,696
 7                57,450    500,000    500,000    500,000      31,600     40,822      52,600     28,632     37,854     49,632
 8                67,379    500,000    500,000    500,000      35,327     47,215      63,050     32,726     44,614     60,449
 9                77,803    500,000    500,000    500,000      38,866     53,773      74,493     36,632     51,539     72,259
10                88,750    500,000    500,000    500,000      42,208     60,496      87,032     40,341     58,629     85,165

15               152,258    500,000    500,000    500,000      56,322     97,305     171,555     56,291     97,274    171,524
20               233,313    500,000    500,000    500,000      64,173    138,757     309,852     64,173    138,757    309,852
25               336,762    500,000    500,000    628,735      63,047    184,616     542,013     63,047    184,616    542,013
30               468,793    500,000    500,000    986,422      46,279    233,513     921,889     46,279    233,513    921,889

20 (Age 65)      233,313    500,000    500,000    500,000      64,173    138,757     309,852     64,173    138,757    309,852


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000    500,000       2,398      2,587       2,776          0          0          0
 2                 8,782    500,000    500,000    500,000       4,834      5,366       5,922      1,162      1,694      2,250
 3                13,505    500,000    500,000    500,000       7,145      8,180       9,308      3,473      4,508      5,636
 4                18,465    500,000    500,000    500,000       9,306     11,004      12,929      5,634      7,332      9,257
 5                23,672    500,000    500,000    500,000      11,290     13,808      16,782      7,618     10,136     13,110

 6                29,139    500,000    500,000    500,000      13,070     16,560      20,861      9,735     13,225     17,526
 7                34,880    500,000    500,000    500,000      14,660     19,272      25,205     11,692     16,304     22,237
 8                40,908    500,000    500,000    500,000      16,070     21,951      29,854     13,469     19,350     27,253
 9                47,238    500,000    500,000    500,000      17,313     24,607      34,852     15,079     22,373     32,618
10                53,884    500,000    500,000    500,000      18,378     27,225      40,229     16,511     25,358     38,362

15                92,443    500,000    500,000    500,000      21,332     40,029      74,882     21,301     39,998     74,851
20               141,655    500,000    500,000    500,000      18,044     49,741     126,667     18,044     49,741    126,667
25               204,463    500,000    500,000    500,000       5,119     51,951     206,276      5,119     51,951    206,276
30               284,624          0    500,000    500,000           0     36,444     334,430          0     36,444    334,430

20 (Age 65)      141,655    500,000    500,000    500,000      18,044     49,741     126,667     18,044     49,741    126,667


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                     Table V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45
          $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000       4,030      4,329       4,629        520        819      1,119
 2                13,690    500,000    500,000    500,000       8,024      8,879       9,773      4,514      5,369      6,263
 3                21,052    500,000    500,000    500,000      11,820     13,492      15,311      8,310      9,982     11,801
 4                28,783    500,000    500,000    500,000      15,406     18,155      21,269     11,896     14,645     17,759
 5                36,900    500,000    500,000    500,000      18,782     22,868      27,688     15,272     19,358     24,178

 6                45,423    500,000    500,000    500,000      21,940     27,620      34,607     18,752     24,432     31,419
 7                54,372    500,000    500,000    500,000      24,850     32,385      42,049     22,013     29,548     39,212
 8                63,769    500,000    500,000    500,000      27,499     37,142      50,052     25,013     34,656     47,566
 9                73,635    500,000    500,000    500,000      29,858     41,864      58,652     27,723     39,729     56,517
10                83,995    500,000    500,000    500,000      31,898     46,518      67,885     30,114     44,734     66,101

15               144,102    500,000    500,000    500,000      36,654     67,948     125,827     36,625     67,919    125,798
20               220,814    500,000    500,000    500,000      28,864     82,375     211,752     28,864     82,375    211,752
25               318,722    500,000    500,000    500,000           0     78,791     346,325          0     78,791    346,325
30               443,679    500,000    500,000    619,183           0     34,385     578,676          0     34,385    578,676

20 (Age 65)      220,814    500,000    500,000    500,000      28,864     82,375     211,752     28,864     82,375    211,752


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,095    500,000    500,000     500,000      1,757      1,917       2,078          0          0          0
 2                 8,395    500,000    500,000     500,000      3,516      3,950       4,405          6        440        895
 3                12,909    500,000    500,000     500,000      5,113      5,935       6,833      1,603      2,425      3,323
 4                17,650    500,000    500,000     500,000      6,534      7,851       9,354      3,024      4,341      5,844
 5                22,627    500,000    500,000     500,000      7,776      9,692      11,974      4,266      6,182      8,464

 6                27,854    500,000    500,000     500,000      8,829     11,441      14,689      5,641      8,253     11,501
 7                33,342    500,000    500,000     500,000      9,662     13,059      17,475      6,825     10,222     14,638
 8                39,104    500,000    500,000     500,000     10,256     14,517      20,318      7,770     12,031     17,832
 9                45,154    500,000    500,000     500,000     10,580     15,776      23,191      8,445     13,641     21,056
10                51,506    500,000    500,000     500,000     10,602     16,788      26,061      8,818     15,004     24,277

15                88,364    500,000    500,000     500,000      5,352     16,751      39,448      5,323     16,722     39,419
20               135,405          0    500,000     500,000          0      1,843      46,070          0      1,843     46,070
25               195,442          0          0     500,000          0          0      28,974          0          0     28,974
30               272,067          0          0           0          0          0           0          0          0          0

20 (Age 65)      135,405          0    500,000     500,000          0      1,843      46,070          0      1,843     46,070


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                    Table VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45
          $3,900.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000       4,598      4,920       5,242      1,088      1,410      1,732
 2                13,690    500,000    500,000    500,000       9,205     10,142      11,120      5,695      6,632      7,610
 3                21,052    500,000    500,000    500,000      13,672     15,528      17,543     10,162     12,018     14,033
 4                28,783    500,000    500,000    500,000      17,974     21,058      24,541     14,464     17,548     21,031
 5                36,900    500,000    500,000    500,000      22,095     26,720      32,160     18,585     23,210     28,650

 6                45,423    500,000    500,000    500,000      26,009     32,493      40,437     22,821     29,305     37,249
 7                54,372    500,000    500,000    500,000      29,733     38,397      49,461     26,896     35,560     46,624
 8                63,769    500,000    500,000    500,000      33,272     44,444      59,321     30,786     41,958     56,835
 9                73,635    500,000    500,000    500,000      36,645     50,657      70,125     34,510     48,522     67,990
10                83,995    500,000    500,000    500,000      39,842     57,036      81,971     38,058     55,252     80,187

15               144,102    500,000    500,000    500,000      53,421     91,986     161,757     53,392     91,957    161,728
20               220,814    500,000    500,000    500,000      61,210    131,389     291,946     61,210    131,389    291,946
25               318,722    500,000    500,000    591,680      60,334    174,583     510,069     60,334    174,583    510,069
30               443,679    500,000    500,000    929,111      44,689    219,942     868,328     44,689    219,942    868,328

20 (Age 65)      220,814    500,000    500,000    500,000      61,210    131,389     291,946     61,210    131,389    291,946


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy

                                   Table VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                   495    500,000    500,000    500,000       2,257      2,436       2,616          0          0          0
 2                 8,395    500,000    500,000    500,000       4,555      5,059       5,586      1,045      1,549      2,076
 3                12,909    500,000    500,000    500,000       6,743      7,723       8,791      3,233      4,213      5,281
 4                17,650    500,000    500,000    500,000       8,795     10,402      12,225      5,285      6,892      8,715
 5                22,627    500,000    500,000    500,000      10,694     13,077      15,893      7,184      9,567     12,383

 6                27,854    500,000    500,000    500,000      12,409     15,715      19,789      9,221     12,527     16,601
 7                33,342    500,000    500,000    500,000      13,958     18,330      23,953     11,121     15,493     21,116
 8                39,104    500,000    500,000    500,000      15,344     20,924      28,417     12,858     18,438     25,931
 9                45,154    500,000    500,000    500,000      16,585     23,511      33,233     14,450     21,376     31,098
10                51,506    500,000    500,000    500,000      17,668     26,078      38,425     15,884     24,294     36,641

15                88,364    500,000    500,000    500,000      20,914     38,788      71,988     20,885     38,759     71,959
20               135,405    500,000    500,000    500,000      18,456     48,941     122,371     18,456     48,941    122,371
25               195,442    500,000    500,000    500,000       6,799     52,148     199,568      6,799     52,148    199,568
30               272,067          0    500,000    500,000           0     39,091     323,150          0     39,091    323,150

20 (Age 65)      135,405    500,000    500,000    500,000      18,456     48,941     122,371     18,456     48,941    122,371


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                             FINANCIAL STATEMENTS
                            VARIABLE LIFE ACCOUNT B


                                     Index

 Statement of Assets and Liabilities .........................   S-2
 Statements of Operations and Changes in Net Assets ..........   S-4
 Condensed Financial Information .............................   S-5
 Notes to Financial Statements ...............................   S-9
 Independent Auditors' Report ................................  S-20

Variable Life Account B

Statement of Assets and Liabilities--December 31, 1997

ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 3,935,729 shares (cost $126,171,024) ............................ $132,379,023
 Aetna Income Shares; 1,642,350 shares (cost $21,116,917) .............................   21,104,804
 Aetna Variable Encore Fund; 1,520,490 shares (cost $20,249,343) ......................   20,320,201
 Aetna Investment Advisers Fund, Inc.; 1,517,909 shares (cost $22,364,815) ............   24,336,071
 Aetna Ascent Variable Portfolio; 127,672 shares (cost $1,774,627) ....................    1,802,553
 Aetna Crossroads Variable Portfolio; 54,282 shares (cost $705,224) ...................      710,292
 Aetna Legacy Variable Portfolio; 53,730 shares (cost $649,521) .......................      650,139
 Aetna Variable Index Plus Portfolio; 139,939 shares (cost $1,985,472) ................    1,961,545
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 831,279 shares (cost $18,659,751) ..........................   20,183,450
  Growth Portfolio; 191,918 shares (cost $6,740,034) ..................................    7,120,144
  Overseas Portfolio; 93,214 shares (cost $1,797,983) .................................    1,789,714
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 140,740 shares (cost $2,253,029) ...........................    2,534,727
  Contrafund Portfolio; 1,014,044 shares (cost $18,714,668) ...........................   20,220,028
 Janus Aspen Series:
  Aggressive Growth Portfolio; 603,521 shares (cost $11,557,498) ......................   12,402,365
  Balanced Portfolio; 469,699 shares (cost $7,320,172) ................................    8,205,641
  Growth Portfolio; 648,268 shares (cost $10,619,569) .................................   11,980,000
  Worldwide Growth Portfolio; 1,039,046 shares (cost $22,485,938) .....................   24,303,287
 Portfolio Partners, Inc.:
  PPI MFS Emerging Equities Portfolio; 444,333 shares (cost $19,019,357) ..............   19,061,872
  PPI MFS Research Growth Portfolio; 736,167 shares (cost $7,234,426) .................    7,148,181
  PPI Scudder International Growth Portfolio; 1,014,972 shares (cost $14,118,551) .....   14,311,110
                                                                                        ------------
NET ASSETS (cost $335,537,919) ........................................................ $352,525,147
                                                                                        ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values ........................................................ $132,379,023
Aetna Income Shares:
 Policyholders' account values ........................................................   21,104,804
Aetna Variable Encore Fund:
 Policyholders' account values ........................................................   20,320,201
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values ........................................................   24,336,071
Aetna Ascent Variable Portfolio:
 Policyholders' account values ........................................................    1,802,553
Aetna Crossroads Variable Portfolio:
 Policyholders' account values ........................................................      710,292

Variable Life Account B

Aetna Legacy Variable Portfolio:
 Policyholders' account values .......................  $    650,139
Aetna Variable Index Plus Portfolio:
 Policyholders' account values .......................     1,961,545
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Policyholders' account values ......................    20,183,450
 Growth Portfolio:
  Policyholders' account values ......................     7,120,144
 Overseas Portfolio:
  Policyholders' account values ......................     1,789,714
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Policyholders' account values ......................     2,534,727
 Contrafund Portfolio:
 Policyholders' account values .......................    20,220,028
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Policyholders' account values ......................    12,402,365
 Balanced Portfolio:
  Policyholders' account values ......................     8,205,641
 Growth Portfolio:
  Policyholders' account values ......................    11,980,000
 Worldwide Growth Portfolio:
  Policyholders' account values ......................    24,303,287
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
  Policyholders' account values ......................    19,061,872
 PPI MFS Research Growth Portfolio:
  Policyholders' account values ......................     7,148,181
 PPI Scudder International Growth Portfolio:
  Policyholders' account values ......................    14,311,110
                                                        ------------
                                                        $352,525,147
                                                        ============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                             Year ended December 31,
                                                                        ----------------------------------
                                                                              1997              1996
                                                                        ---------------   ----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  35,222,623     $  13,813,478
Expenses: (Notes 2 and 5)
 Valuation Period Deductions ........................................       (2,713,203)       (1,905,137)
                                                                         -------------     -------------
Net investment income ...............................................       32,509,420        11,908,341
                                                                         -------------     -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      260,329,704        29,656,908
 Cost of investments sold ...........................................      245,858,726        26,434,292
                                                                         -------------     -------------
  Net realized gain .................................................       14,470,978         3,222,616
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       14,132,669         4,391,574
 End of year ........................................................       16,987,228        14,132,669
                                                                         -------------     -------------
  Net change in unrealized gain .....................................        2,854,559         9,741,095
                                                                         -------------     -------------
Net realized and unrealized gain on investments .....................       17,325,537        12,963,711
                                                                         -------------     -------------
Net increase in net assets resulting from operations ................       49,834,957        24,872,052
                                                                         -------------     -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      135,098,143       101,416,302
Sales and administrative charges deducted by the Company ............       (4,620,884)       (3,032,151)
Premiums allocated to the fixed account .............................       (2,741,149)       (3,127,437)
                                                                         -------------     -------------
 Net premiums allocated to the variable account .....................      127,736,110        95,256,714
Transfers to the Company for monthly deductions .....................      (21,545,914)      (15,491,673)
Redemptions by contract holders .....................................      (24,062,185)       (4,154,465)
Transfers on account of policy loans ................................       (2,875,077)       (3,783,533)
Other ...............................................................          263,373           (40,991)
                                                                         -------------     -------------
 Net increase in net assets from unit transactions (Note 5) .........       79,516,307        71,786,052
                                                                         -------------     -------------
Change in net assets ................................................      129,351,264        96,658,104
NET ASSETS:
Beginning of year ...................................................      223,173,883       126,515,779
                                                                         -------------     -------------
End of year .........................................................    $ 352,525,147     $ 223,173,883
                                                                         =============     =============

See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Year Ended December 31, 1997

                                                   Value
                                                  Per Unit           Increase (Decrease)      Units
                                         ------------------------        in Value of       Outstanding        Reserves
                                          Beginning       End of         Accumulation        at End            at End
                                           of Year         Year              Unit           of Period          of Year
------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:
 Aetna Vest ..........................    $34.932       $44.936           28.64%             1,403,227.0     $63,055,847
 Aetna Vest II .......................     19.507        25.085           28.60%               805,944.5      20,216,852
 Aetna Vest Plus .....................     16.389        21.075           28.58%             1,783,619.4      37,590,494
 Aetna Vest Estate Protector .........     11.675        15.037           28.79%                70,938.6       1,066,670
 Corporate Specialty Market ..........     14.805        19.039           28.60%               548,828.8      10,449,160
Aetna Income Shares:
 Aetna Vest ..........................     21.850        23.428            7.22%               257,674.2       6,036,890
 Aetna Vest II .......................     14.691        15.752            7.22%                61,987.6         976,413
 Aetna Vest Plus .....................     11.764        12.613            7.22%               187,384.8       2,363,574
 Aetna Vest Estate Protector .........     10.452        11.224            7.38%                18,991.8         213,166
 Corporate Specialty Market ..........     11.354        12.175            7.22%               945,807.8      11,514,761
Aetna Variable Encore Fund:
 Aetna Vest ..........................     16.577        17.310            4.43%               151,657.5       2,625,230
 Aetna Vest II .......................     12.117        12.653            4.43%                13,650.7         172,723
 Aetna Vest Plus .....................     11.388        11.892            4.43%               566,497.4       6,736,612
 Aetna Vest Estate Protector .........     10.333        10.807            4.58%                36,266.4         391,929
 Corporate Specialty Market ..........     10.895        11.377            4.43%               913,597.2      10,393,707
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest ..........................     17.547        21.286           21.31%               106,658.2       2,270,280
 Aetna Vest II .......................     17.742        21.515           21.27%               234,300.7       5,041,082
 Aetna Vest Plus .....................     14.880        18.044           21.27%               493,793.3       8,909,876
 Aetna Vest Estate Protector .........     11.340        13.554           19.53%(1)             11,121.3         150,741
 Corporate Specialty Market ..........     12.954        15.708           21.27%               506,998.4       7,964,092
Aetna Ascent Variable Portfolio:
 Aetna Vest ..........................     11.828        14.055           18.84%                16,408.7         230,615
 Aetna Vest II .......................     11.828        14.040           18.70%                10,217.2         143,453
 Aetna Vest Plus .....................     11.828        14.040           18.70%                96,649.5       1,356,995
 Aetna Vest Estate Protector .........     11.886        14.077           18.43%(1)              5,078.4          71,490
Aetna Crossroads Variable Portfolio:
 Aetna Vest ..........................     11.474        13.369           16.52%                 5,240.7          70,064
 Aetna Vest II .......................     11.544        13.356           15.69%(1)              5,740.1          76,663
 Aetna Vest Plus .....................     11.474        13.356           16.40%                40,129.7         535,965
 Aetna Vest Estate Protector .........     11.487        13.391           16.58%                 2,061.1          27,600
Aetna Legacy Variable Portfolio:
 Aetna Vest II .......................     11.263        12.604           11.91%(2)                894.7          11,277
 Aetna Vest Plus .....................     11.118        12.604           13.37%                48,206.0         607,607
 Aetna Vest Estate Protector .........     11.344        12.638           11.40%(3)              2,473.2          31,255

Variable Life Account B

                                                   Value
                                                  Per Unit          Increase (Decrease)        Units
                                         -----------------------        in Value of         Outstanding     Reserves
                                          Beginning       End of        Accumulation           at End        at End
                                           of Year        Period            Unit             of Period     of Period
---------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:
 Aetna Vest ..........................    $12.017       $13.081           8.86%(4)           11,393.3      $  149,038
 Aetna Vest II .......................     11.345        13.081          15.30%(4)            7,240.3          94,713
 Aetna Vest Plus .....................     11.172        13.081          17.09%(3)           86,063.0       1,125,815
 Aetna Vest Estate Protector .........     12.371        13.102           5.91%(5)           17,901.0         234,541
 Corporate Specialty Market ..........     12.785        13.081           2.32%(6)           27,324.3         357,438
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest ..........................     10.871        13.788          26.83%              16,476.3         227,168
 Aetna Vest II .......................     10.871        13.788          26.83%               5,186.7          71,513
 Aetna Vest Plus .....................     10.871        13.788          26.83%             545,391.4       7,519,612
 Aetna Vest Estate Protector .........     10.883        13.824          27.02%              62,365.5         862,136
 Corporate Specialty Market ..........     12.512        15.869          26.83%             724,876.8      11,503,021
Fidelity Investments Variable
 Insurance Products Fund:
Growth Portfolio:
 Corporate Specialty Market ..........     11.255        13.759          22.25%             517,477.9       7,120,144
Overseas Portfolio:
 Corporate Specialty Market ..........     11.241        12.415          10.45%             144,152.5       1,789,714
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market ..........     12.022        14.361          19.46%             176,505.1       2,534,727
Contrafund Portfolio:
 Aetna Vest ..........................     11.525        14.166          22.91%              34,241.1         485,043
 Aetna Vest II .......................     11.525        14.166          22.91%               7,039.4          99,717
 Aetna Vest Plus .....................     11.525        14.166          22.91%             319,136.2       4,520,728
 Aetna Vest Estate Protector .........     11.538        14.203          23.09%              44,043.2         625,540
 Corporate Specialty Market ..........     12.396        15.236          22.91%             950,961.4      14,489,000
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest ..........................     16.153        18.017          11.54%              62,426.4       1,124,758
 Aetna Vest II .......................     16.153        18.017          11.54%              29,971.2         540,002
 Aetna Vest Plus .....................     16.153        18.017          11.54%             340,401.2       6,133,150
 Aetna Vest Estate Protector .........      9.797        10.944          11.71%              65,486.4         716,682
 Corporate Specialty Market ..........     12.120        13.519          11.54%             287,588.9       3,887,773

Variable Life Account B

                                                   Value
                                                  Per Unit         Increase (Decrease)      Units
                                         ------------------------      in Value of       Outstanding       Reserves
                                          Beginning       End of       Accumulation         at End          at End
                                           of Year        Period           Unit           of Period       of Period
---------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
 Aetna Vest ..........................    $13.966         $16.883         20.89%             7,765.1       $  131,096
 Aetna Vest II .......................     14.075          17.015         20.89%            10,401.5          176,977
 Aetna Vest Plus .....................     13.960          16.875         20.89%           247,390.9        4,174,751
 Aetna Vest Estate Protector .........     11.101          13.440         21.07%            17,145.8          230,433
 Corporate Specialty Market ..........     12.242          14.799         20.89%           235,992.1        3,492,384
Growth Portfolio:
 Aetna Vest ..........................     14.898          18.105         21.53%            37,937.8          686,846
 Aetna Vest II .......................     14.884          18.088         21.53%            61,620.8        1,114,603
 Aetna Vest Plus .....................     14.863          18.063         21.53%           431,965.3        7,802,391
 Aetna Vest Estate Protector .........     10.857          13.214         21.71%            44,074.0          582,402
 Corporate Specialty Market ..........     12.232          14.865         21.53%           120,672.6        1,793,758
Worldwide Growth Portfolio:
 Aetna Vest ..........................     16.364          19.790         20.94%           108,747.3        2,152,075
 Aetna Vest II .......................     16.368          19.795         20.94%            55,876.7        1,106,085
 Aetna Vest Plus .....................     16.348          19.770         20.94%           557,760.6       11,027,190
 Aetna Vest Estate Protector .........     11.811          14.305         21.12%            58,328.9          834,389
 Corporate Specialty Market ..........     13.459          16.277         20.94%           564,191.6        9,183,548
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio:
 Aetna Vest ..........................     17.571          17.357         (1.22%)(7)        70,564.4        1,224,807
 Aetna Vest II .......................     17.573          17.359         (1.22%)(7)        34,713.7          602,592
 Aetna Vest Plus .....................     17.563          17.349         (1.22%)(7)       477,392.0        8,282,500
 Aetna Vest Estate Protector .........     10.942          10.810         (1.21%)(7)        66,830.1          722,463
 Corporate Specialty Market ..........     14.451          14.275         (1.22%)(7)       576,485.2        8,229,510
PPI MFS Research Growth Portfolio:
 Aetna Vest ..........................     12.277          12.042         (1.91%)(7)        64,898.6          781,537
 Aetna Vest II .......................     12.332          12.096         (1.91%)(7)        23,240.4          281,124
 Aetna Vest Plus .....................     12.163          11.931         (1.91%)(7)       352,781.7        4,209,155
 Aetna Vest Estate Protector .........      9.329           9.152         (1.90%)(7)        10,326.6           94,508
 Corporate Specialty Market ..........     11.124          10.912         (1.91%)(7)       163,291.1        1,781,857

Variable Life Account B

                                                        Value
                                                       Per Unit             Increase (Decrease)        Units
                                              --------------------------        in Value of         Outstanding      Reserves
                                               Beginning       End of           Accumulation           at End         at End
                                                of Year        Period               Unit             of Period      of Period
-----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
 Aetna Vest ...............................    $15.495         $15.692           1.27%(7)            131,667.0     $2,066,166
 Aetna Vest II ............................     15.399          15.596           1.27%(7)             44,659.7        696,495
 Aetna Vest Plus ..........................     15.314          15.509           1.27%(7)            449,154.4      6,965,802
 Aetna Vest Estate Protector ..............     11.627          11.777           1.29%(7)             21,515.0        253,383
 Corporate Specialty Market ...............     12.832          12.995           1.27%(7)            333,144.4      4,329,264

Notes to Condensed Financial Information:
(1)--Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.
(2)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1997.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.
(4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.
(5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.
(6)--Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.
(7)--Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements--December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Life Account B (the"Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1997:

  Aetna Variable Fund
  Aetna Income Shares
  Aetna Variable Encore Fund
  Aetna Investment Advisers Fund, Inc.
  Aetna Ascent Variable Portfolio
  Aetna Crossroads Variable Portfolio
  Aetna Legacy Variable Portfolio
  Aetna Variable Index Plus Portfolio
  Fidelity Investments Variable Insurance
  Products Fund:
  [bullet] Equity-Income Portfolio
  [bullet] Growth Portfolio
  [bullet] Overseas Portfolio
  Fidelity Investments Variable Insurance
  Products Fund II:
  [bullet] Asset Manager Portfolio
  [bullet] Contrafund Portfolio
  Janus Aspen Series:
  [bullet] Aggressive Growth Portfolio
  [bullet] Balanced Portfolio
  [bullet] Growth Portfolio
  [bullet] Worldwide Growth Portfolio
  Portfolio Partners, Inc.:
  [bullet] PPI MFS Emerging Equities Portfolio
  [bullet] PPI MFS Research Growth Portfolio
  [bullet] PPI Scudder International Growth Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $372,355,431 and $260,329,704 and $113,349,117 and $29,656,908,
   respectively.

                     [This page intentionally left blank]

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997

                                                                              Valuation
                                                                               Period
                                                            Dividends        Deductions
                                                           ------------     ------------
Aetna Variable Fund:                                        $26,573,304     ($1,085,553)
 PolicyHolders' account values
Aetna Income Shares:                                          1,087,150        (148,230)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                     372,968        (144,720)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         2,876,287        (185,443)
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                112,004         (11,360)
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             45,840          (3,290)
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                 38,169          (3,596)
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                             77,848          (4,920)
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                   576,583        (128,523)
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                        132,455         (57,820)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                      1,485,715        (163,582)
 PolicyHolders' account values
Growth Portfolio:                                               192,233         (54,856)
 PolicyHolders' account values
Overseas Portfolio:                                              46,706          (8,253)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        175,953         (18,257)
 PolicyHolders' account values
Contrafund Portfolio:                                           235,708        (110,146)
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                          0         (95,697)
 PolicyHolders' account values
Balanced Portfolio:                                             192,757         (52,872)
 PolicyHolders' account values



                                                              Proceeds       Cost of          Net
                                                                from       Investments     Realized
                                                                Sales          Sold       Gain (Loss)
                                                           -------------- ------------- --------------
Aetna Variable Fund:                                        $11,219,896    $ 7,857,508    $3,362,388
 PolicyHolders' account values
Aetna Income Shares:                                          2,358,910      2,406,924       (48,014)
 PolicyHolders' account values
Aetna Variable Encore Fund:                                  74,201,538     73,731,940       469,598
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                         1,960,106      1,561,449       398,657
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                              1,279,898      1,184,906        94,992
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                            198,099        193,283         4,816
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                225,894        207,391        18,503
 PolicyHolders' account values
Aetna Variable Index Plus Portfolio:                            143,972        131,418        12,554
 PolicyHolders' account values
Alger American Small Capitalization
Portfolio:(1)                                                53,957,227     53,285,312       671,915
 PolicyHolders' account values
American Century VP Capital Appreciation
Fund:(2)                                                     15,197,338     15,512,673      (315,335)
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                     14,420,981     11,843,310     2,577,671
 PolicyHolders' account values
Growth Portfolio:                                             6,814,876      5,870,796       944,080
 PolicyHolders' account values
Overseas Portfolio:                                             359,668        322,274        37,394
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        244,742        220,690        24,052
 PolicyHolders' account values
Contrafund Portfolio:                                         4,519,164      3,602,586       916,578
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                 18,445,996     17,632,824       813,172
 PolicyHolders' account values
Balanced Portfolio:                                           1,238,408      1,021,789       216,619
 PolicyHolders' account values


                                                     Net Increase
        Net Unrealized                 Net           (Decrease) In
         Gain (Loss)                Change in         Net Assets                   Net Assets
  Beginning          End           Unrealized          from Unit         Beginning           End
   of Year         of Year         Gain (Loss)       Transactions         of Year          of Year
-------------   -------------   ----------------   ----------------   --------------   ---------------
 $7,294,643      $6,207,999       ($1,086,644)      $ 11,743,902
                                                                       $92,871,626      $132,379,023
   (190,180)        (12,114)          178,066          6,856,045
                                                                        13,179,787        21,104,804
    106,394          70,857           (35,537)        10,565,707
                                                                         9,092,185        20,320,201
  1,383,931       1,971,257           587,326          4,867,703
                                                                        15,791,541        24,336,071
     15,645          27,927            12,282          1,049,257
                                                                           545,378         1,802,553
       (191)          5,069             5,260            533,974
                                                                           123,692           710,292
         20             618               598            582,502
                                                                            13,963           650,139
          0         (23,927)          (23,927)         1,899,990
                                                                                 0         1,961,545
    172,057               0          (172,057)       (14,034,001)
                                                                        13,086,083                 0
   (146,911)              0           146,911         (6,388,736)
                                                                         6,482,525                 0

  1,096,283       1,523,698           427,415          2,546,018
                                                                        13,310,213        20,183,450
    294,867         380,110            85,243            900,915
                                                                         5,052,529         7,120,144
     37,941          (8,270)          (46,211)         1,227,751
                                                                           532,327         1,789,714
    134,978         281,699           146,721            796,072
                                                                         1,410,186         2,534,727
    730,883       1,505,359           774,476         11,491,722
                                                                         6,911,690        20,220,028
    249,074         844,868           595,794          1,426,169
                                                                         9,662,927        12,402,365
    243,163         885,469           642,306          3,632,486
                                                                         3,574,345         8,205,641

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997 (continued)

                                                             Valuation        Proceeds        Cost of           Net
                                                              Period            from        Investments       Realized
                                               Dividends    Deductions         Sales            Sold        Gain (Loss)
                                            -------------- -----------    --------------- --------------- ---------------
Growth Portfolio:                           $   309,334    ($ 90,076)     $  3,312,122    $  2,585,617     $   726,505
 PolicyHolders' account values
Short-Term bond Portfolio: (3)                  101,542      (32,381)        9,071,413       8,891,967         179,446
 PolicyHolders' account values
Worldwide Growth Portfolio:                     325,821     (167,065)        7,022,675       5,257,711       1,764,964
 PolicyHolders' account values
Portfolio Partners Inc.:
PPI MFS Emerging Equities Portfolio:                  0      (17,086)        9,834,242       9,998,952        (164,710)
 PolicyHolders' account values
PPI MFS Research Growth Portfolio:                    0       (6,128)        1,889,839       1,891,124          (1,285)
 PolicyHolders' account values
PPI Scudder International Growth Portfolio:           0      (12,927)        1,858,258       1,827,173          31,085
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio: (4)                    264,246     (110,422)       20,554,442      18,819,109       1,735,333
 PolicyHolders' account values              -----------     ----------     ------------    ------------     -----------

Total Variable Life Account B               $35,222,623    ($2,713,203)   $260,329,704    $245,858,726     $14,470,978
                                            ===========     ==========     ============    ============     ===========

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.
(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.
(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.
(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder
International Growth Portfolio.


                                                       Net Increase
         Net Unrealized                  Net           (Decrease) In
           Gain (Loss)                Change in         Net Assets                   Net Assets
   Beginning           End            Unrealized         from Unit         Beginning            End
    of Year          of Year         Gain (Loss)       Transactions         of Year           of Year
--------------   ---------------   ---------------   ----------------   ---------------   --------------
 $   566,478       $ 1,360,430      $   793,952      $  3,065,638
                                                                         $  7,174,647     $ 11,980,000
      26,773                 0          (26,773)       (4,049,682)
                                                                            3,827,848                0
     872,277         1,817,349          945,072        11,519,359
                                                                            9,915,136       24,303,287
           0            42,515           42,515        19,201,153
                                                                                    0       19,061,872
           0           (86,245)         (86,245)        7,241,839
                                                                                    0        7,148,181
           0           192,560          192,560        14,100,392
                                                                                    0       14,311,110
   1,244,544                 0       (1,244,544)      (11,259,868)
                                                                           10,615,255                0
 -----------       -----------      ------------      -------------      ------------     ------------
 $14,132,669       $16,987,228      $ 2,854,559      $ 79,516,307        $223,173,883     $352,525,147
 ===========       ===========      ============      =============      ============     ============

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                                            Valuation      Proceeds      Cost of         Net
                                                                             Period          from      Investments    Realized
                                                             Dividends     Deductions       Sales          Sold      Gain (Loss)
                                                           ------------- -------------- ------------- ------------- ------------
Aetna Variable Fund:                                        $9,712,578     ($ 991,737)   $5,373,083    $4,466,494    $906,589
 PolicyHolders' account values
Aetna Income Shares:                                           810,294       (121,325)    1,564,483     1,544,041      20,442
 PolicyHolders' account values
Aetna Variable Encore Fund:                                    477,308        (71,555)    9,490,775     9,560,169     (69,394)
 PolicyHolders' account values
Aetna Investment Advisers Fund, Inc.:                        1,201,085       (127,990)    1,717,127     1,435,761     281,366
 PolicyHolders' account values
Aetna Ascent Variable Portfolio:                                18,222         (1,210)      127,981       124,671       3,310
 PolicyHolders' account values
Aetna Crossroads Variable Portfolio:                             2,462            (91)        1,317         1,263          54
 PolicyHolders' account values
Aetna Legacy Variable Portfolio:                                   671            (36)          503           486          17
 PolicyHolders' account values
Alger American Small Capitalization Portfolio:                  33,925        (93,143)    2,003,029     1,400,608     602,421
 PolicyHolders' account values
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                        19,619        (57,181)      625,427       574,716      50,711
 PolicyHolders' account values
Growth Portfolio:                                               85,627        (30,149)      243,345       245,938      (2,593)
 PolicyHolders' account values
Overseas Portfolio:
 PolicyHolders' account values                                  14,172         (4,004)      478,644       450,003      28,641
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        62,788        (13,383)      981,022       966,124      14,898
 PolicyHolders' account values
Contrafund Portfolio:                                           10,199        (36,829)      353,531       314,886      38,645
 PolicyHolders' account values
Janus Aspen Series:
Aggressive Growth Portfolio:                                    79,809        (68,571)    1,171,119       858,482     312,637
 PolicyHolders' account values
Balanced Portfolio:                                             70,301        (23,444)      452,062       367,517      84,545
 PolicyHolders' account values
Growth Portfolio:                                              140,964        (46,593)      808,709       590,651     218,058
 PolicyHolders' account values
Short-Term Bond Portfolio:                                      84,482        (17,596)      424,360       415,377       8,983
 PolicyHolders' account values


                                                 Net Increase
        Net Unrealized               Net         (Decrease) In
         Gain (Loss)              Change in       Net Assets                 Net Assets
  Beginning          End          Unrealized       from Unit        Beginning           End
   of Year         of Year       Gain (Loss)     Transactions        of Year          of Year
-------------   -------------   -------------   --------------   --------------   --------------
 $   65,391      $7,294,643      $7,229,252      $ 5,056,913
                                                                  $70,958,031      $92,871,626
    189,278        (190,180)       (379,458)       2,798,667
                                                                   10,051,167       13,179,787
    138,935         106,394         (32,541)       3,268,179
                                                                    5,520,188        9,092,185
  1,031,584       1,383,931         352,347        4,815,033
                                                                    9,269,700       15,791,541
          0          15,645          15,645          509,411
                                                                            0          545,378
          0            (191)           (191)         121,458
                                                                            0          123,692
          0              20              20           13,291
                                                                            0           13,963
    595,950         172,057        (423,893)       7,688,994
                                                                    5,277,779       13,086,083
     28,202       1,096,283       1,068,081       11,810,807
                                                                      418,176       13,310,213
    (36,211)        294,867         331,078        3,470,007
                                                                    1,198,559        5,052,529
     21,923          37,941          16,018         (102,302)
                                                                      579,802          532,327
     47,435         134,978          87,543          298,650
                                                                      959,690        1,410,186
     10,253         730,883         720,630        5,090,135
                                                                    1,088,910        6,911,690
    376,606         249,074        (127,532)       5,949,433
                                                                    3,517,151        9,662,927
     60,589         243,163         182,574        2,648,699
                                                                      611,670        3,574,345
    196,848         566,478         369,630        3,974,072
                                                                    2,518,516        7,174,647
      6,078          26,773          20,695        3,383,696
                                                                      347,588        3,827,848

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                             Valuation       Proceeds      Cost of         Net
                                                              Period           from      Investments    Realized
                                             Dividends      Deductions        Sales          Sold      Gain (Loss)
                                          -------------- ---------------- ------------- ------------- ------------
Janus Aspen Series (continued):
Worldwide Growth Portfolio:                $   105,214     ($   49,874)    $ 1,127,422   $   777,300   $  350,122
 PolicyHolders' account values
Scudder Variable Life Investment Fund --
International Portfolio:                       173,534         (85,922)      1,752,475     1,537,715      214,760
 PolicyHolders' account values
TCI Portfolios, Inc.--Growth Fund:             710,224         (64,504)        960,494       802,090      158,404
 PolicyHolders' account values             -----------     ------------    ------------  -----------   ----------
Total Variable Life Account B              $13,813,478     ($1,905,137)    $29,656,908   $26,434,292   $3,222,616
                                           ===========     ============    ============  ===========   ==========

                                                     Net Increase
         Net Unrealized                 Net          (Decrease) In
          Gain (Loss)                Change in        Net Assets                  Net Assets
  Beginning           End            Unrealized        from Unit        Beginning            End
   of Year          of Year         Gain (Loss)      Transactions        of Year           of Year
-------------   ---------------   ---------------   --------------   ---------------   ---------------
 $  227,523       $   872,277      $    644,754      $ 7,436,957
                                                                      $  1,427,963      $  9,915,136
    431,463         1,244,544           813,081        2,808,258
                                                                         6,691,544        10,615,255
    999,727          (146,911)       (1,146,638)         745,694
                                                                         6,079,345         6,482,525
 ----------       -----------      ------------      -----------      ------------      ------------
 $4,391,574       $14,132,669      $  9,741,095      $71,786,052      $126,515,779      $223,173,883
 ==========       ===========      ============      ===========      ============      ============

                          Independent Auditors' Report


The Board of Directors of Aetna Life Insurance and Annuity Company and
 Policyholders of Variable Life Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                    /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5               3.0              --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 10 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 10 to Registration Statement No. 33-76018 is comprised of the following papers and documents:

[bullet] The facing sheet.

[bullet] One Prospectus for the AetnaVest Plus Variable Life Insurance Policy consisting of 92 pages

[bullet] The undertaking to file reports

[bullet] The undertaking pursuant to Rule 484

[bullet] Representation pursuant to Section 26(e)(2)(A) of the Investment
         Company Act of 1940

[bullet] The signatures

[bullet] Written consents of the following persons:

         A.   Consent of Counsel (included as part of Exhibit No. 2 below)

         B.   Actuarial Consent (included as part of Exhibit No. 6 below)

         C.   Consent of Independent Auditors (included as Exhibit No. 7 below)

      The following Exhibits:

         1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

              (1)        Resolution establishing Variable Life Account B(1)

              (2)        Not applicable

              (3)(i)     Master General Agent Agreement(1)

              (3)(ii)    Life Insurance General Agent Agreement(1)

              (3)(iii)   Broker Agreement(1)

              (3)(iv)    Life Insurance Broker-Dealer Agreement(1)

              (4)        Not applicable

              (5)(i)     AetnaVest Plus Policy (38899-93)(2)

              (5)(ii) Disability Benefit Rider (70174-93) to AetnaVest Plus Policy 38899-93(2)

              (5)(iii) Unisex Amendment rider (70211-95US) for use with AetnaVest Plus Policy 38899-93(2)

              (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company, Depositor(3)

              (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(4)

              (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(5)

              (7)        Not applicable

              (8)(i) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1, 1996(4)

              (8)(ii) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

              (8)(iii) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and
                         May 1, 1997(7)

              (8)(iv) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996, May 1, 1997 and November 6, 1997(8)

              (8)(v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1,1996(4)

              (8)(vi) Fifth Amendment, dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1,
                         1996(6)

              (8)(vii) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996 and May 1, 1997(9)

              (8)(viii) Form of Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                         March 1, 1996, May 1, 1997 and January 20, 1998(8)

              (8)(ix) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(10)

              (8)(x) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(6)

              (8)(xi) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(11)

              (8)(xii) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(11)

              (8)(xiii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(12)

              (8)(xiv) Service Agreement between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(12)

              (9)        Not applicable

              (10)(i)    Application (70059-96)(13)

              (10)(ii)   Application (70059-96ZNY)(13)

              (10)(iii)  Application Supplement (70268-97(3/98))(13)

         2.   Opinion and Consent of Counsel

         3.   Not Applicable

         4.   Not Applicable

         5.   Not Applicable

         6.   Actuarial Opinion and Consent

         7.   Consent of Independent Auditors

         8.   Copy of Power of Attorney(8)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-0027723).

2. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed electronically on April 22, 1997 (Accession No. 0000950146-97-000628).

3. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996 (Accession No. 0000950146-97-000534).

4. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997 (Accession No. 0000950146-97-000159).

5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-001589).

6. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).

7. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998 (Accession No. 0000950146-98-000179).

8. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 7, 1998 (Accession No. 0000950146-98-000564). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).

9. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on February 24, 1998 (Accession No. 0000950146-98-000267).

10. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996 (Accession No. 0000928389-96-000136).

11. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997 (Accession No. 0000950146-97-001982).

12. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on April 16, 1997 (Accession No. 0000950146-97-000617).

13. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed electronically on February 25, 1998 (Accession No. 0000950146-98-000271).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-76018) and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 14th day of April, 1998.

                                                VARIABLE LIFE ACCOUNT B OF
                                                AETNA LIFE INSURANCE
                                                AND ANNUITY COMPANY
                                                  (Registrant)

(SEAL)

ATTEST: /s/ Karen A. Peddle
-------------------------------------
        Karen A. Peddle
        Assistant Corporate Secretary

                                       By:  AETNA LIFE INSURANCE AND
                                            ANNUITY COMPANY
                                               (Depositor)

                                       By:  Thomas J. McInerney*
                                            ---------------------------
                                            Thomas J. McInerney
                                            Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                Title                                Date
---------                -----                                ----

Thomas J. McInerney*     Director and President              )
------------------------ (Principal Executive Officer)       )
Thomas J. McInerney                                          ) April
                                                             ) 14, 1998
                                                             )
Catherine H. Smith*      Director and                        )
------------------------ Chief Financial Officer             )
Catherine H. Smith                                           )

Signature                Title                                Date
---------                -----                                ----
                                                             )
Shaun P. Mathews*         Director                           )
------------------------                                     )
Shaun P. Mathews                                             )
                                                             )
                                                             )
Deborah Koltenuk*        Vice President and Treasurer,       )
------------------------ Corporate Controller                )
Deborah Koltenuk                                             )



By: /s/ Mary Katherine Johnson
    --------------------------
    Mary Katherine Johnson
   *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.1       Resolution establishing Variable Life Account B                *

99-1.3(i)    Master General Agent Agreement                                 *

99-1.3(ii)   Life Insurance General Agent Agreement                         *

99-1.3(iii)  Broker Agreement                                               *

99-1.3(iv)   Life Insurance Broker-Dealer Agreement                         *

99-1.5(i)    AetnaVest Plus Policy (38899-93)                               *

99-1.5(ii)   Term Rider to AetnaVest Plus Policy 38899-93                   *

99-1.5(iii)  Unisex Amendment Rider (70211-95US) for use with               *
             AetnaVest Plus Policy 38899-93

99-1.6(i)    Certificate of Incorporation of Aetna Life Insurance and       *
             Annuity Company, Depositor

99-1.6(ii)   Amendment of Certificate of Incorporation of Aetna Life        *
             Insurance and Annuity Company

99-1.6(iii)  By-Laws as amended September 17, 1997 of Aetna Life            *
             Insurance and Annuity Company

99-1.8(i)    Fund Participation Agreement between Aetna Life Insurance      *
             and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

*Incorporated by reference

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.8(ii)   Fifth Amendment dated as of May 1, 1997 to the Fund            *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996 and March 1, 1996

99-1.8(iii)  Sixth Amendment dated November 6, 1997 to the Fund             *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(iv)   Form of Seventh Amendment dated as of May 1, 1998 to the       *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
             November 6, 1997

99-1.8(v)    Fund Participation Agreement between Aetna Life Insurance      *
             and Annuity Company, Variable Insurance Products Fund
             II and Fidelity Distributors Corporation dated February
             1, 1994 and amended on December 15, 1994, February 1,
             1995, May 1, 1995, January 1, 1996 and March 1,1996

99-1.8(vi)   Fifth Amendment, dated as of May 1, 1997 to the Fund           *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, and March 1, 1996

99-1.8(vii)  Sixth Amendment dated as of January 20, 1998 to the Fund       *
             Participation Agreement between Aetna Life Insurance and
             Annuity Company, Variable Insurance Products Fund II and
             Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
             1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(viii) Form of Seventh Amendment dated as of May 1, 1998 to the       *
             Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
             1994 and amended on December 15, 1994, February 1, 1995,
             May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
             and January 20, 1998

99-1.8(ix)   Service Agreement between Aetna Life Insurance and             *
             Annuity Company and Fidelity Investments Institutional
             Operations Company dated as of November 1, 1995

*Incorporated by reference

Exhibit No.  Exhibit                                                      Page
-----------  -------                                                      ----

99-1.8(x)    Amendment dated January 1, 1997 to Service Agreement           *
             between Aetna Life Insurance and Annuity Company and
             Fidelity Investments Institutional Operations Company dated as of November 1, 1995

99-1.8(xi)   Fund Participation Agreement among Janus Aspen Series and      *
             Aetna Life Insurance and Annuity Company and Janus
             Capital Corporation dated December 8, 1997

99-1.8(xii)  Service Agreement between Janus Capital Corporation and        *
             Aetna Life Insurance and Annuity Company dated December
             8, 1997

99-1.8(xiii) Fund Participation Agreement between Aetna Life Insurance      *
             and Annuity Company and Oppenheimer Variable Annuity
             Account Funds and Oppenheimer Funds, Inc

99-1.8(xiv)  Service Agreement between Oppenheimer Funds, Inc. and          *
             Aetna Life Insurance and Annuity Company

99-1.10(i)   Application 70059-96                                           *

99-1.10(ii)  Application 70059-96ZNY                                        *

99-1.10(iii) Application Supplement (70268-97(3/98))                        *

99-2         Opinion and Consent of Counsel                              _______

99-6         Actuarial Opinion and Consent                               _______

99-7         Consent of Independent Auditors                             _______

99-8         Copy of Power of Attorney                                      *

*Incorporated by reference